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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) December 30, 1996


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


           California                  1-7850               88-0085720
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)      File Number)       Identification No.)

      5241 Spring Mountain Road
        Post Office Box 98510
          Las Vegas, Nevada                                 89193-8510
(Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code: (702) 876-7237

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ITEM 5.  OTHER EVENTS

Medium-Term Notes Offering

On December 30, 1996, Southwest Gas Corporation (the Company) finalized the terms for an offering of $150,000,000 of Medium-Term Notes with respect to Registration Statement No. 333-14605. In connection therewith, the Company executed a distribution agreement, a Second Supplemental Indenture, and Interest Rate Agent Calculation Agreement as well as obtained an opinion of legal counsel on the securities. These documents are contained herein as exhibits.

ITEM 7.  EXHIBITS

 1.01    Distribution Agreement
 4.04    Second Supplemental Indenture
 4.05    Interest Rate Calculation Agent Agreement
 5.01    Opinion of O'Melveny & Myers LLP as to the validity of the securities
23.02    Consent of O'Melveny & Myers LLP (included in Exhibit 5.01)





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              SOUTHWEST GAS CORPORATION



Date: December 30, 1996                         /s/ EDWARD A. JANOV
                                               ----------------------
                                                   Edward A. Janov
                                            Vice President/Controller and
                                              Chief Accounting Officer

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                                EXHIBIT INDEX

Exhibit
Number                            Description
-------  ----------------------------------------------------------------------
 1.01    Distribution Agreement
 4.04    Second Supplemental Indenture
 4.05    Interest Rate Calculation Agent Agreement
 5.01    Opinion of O'Melveny & Myers LLP as to the validity of the securities
23.02    Consent of O'Melveny & Myers LLP (included in Exhibit 5.01)